UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2021

Allegheny Technologies Incorporated

(Exact name of registrant as specified in its charter)

Delaware	1-12001	25-1792394
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Six PPG Place, Pittsburgh, Pennsylvania	15222-5479
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (412) 394-2800

N/A

(Former name or former address, if changed since last report).

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	ATI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On October 21, 2021, Allegheny Technologies Incorporated (the “Company”) announced that Kimberly A. Fields, currently Executive Vice President for both of the Company’s business segments, has been appointed to serve as the Company’s Executive Vice President and Chief Operating Officer, effective as of January 1, 2022.

Ms. Fields, age 51, joined ATI in April 2019 as Executive Vice President for the Company’s Advanced Alloys & Solutions segment and assumed leadership of the Company’s other business segment, High Performance Materials & Components, in December 2020. Prior to joining ATI, she served as Group President at IDEX Corporation since 2015. Previously, Ms. Fields served as Executive Vice President for the integrated global steel producer EVRAZ, as General Manager of Industrials for GE Energy, with global responsibility for growing GE’s penetration in metals, petrochemicals and mining segments, and in a series of leadership positions with Alcoa, Inc., The Boston Consulting Group and Owens Corning Fiberglass. Ms. Fields is a member of the Board of Directors of Silgan Holdings, a supplier of rigid packaging for shelf-stable food and other consumer goods products.

In her role as Executive Vice President and Chief Operating Officer, Ms. Fields’ base annual salary will be $660,000, and she will have a 2022 target award opportunity under the Company’s Annual Incentive Plan equal to 100% of her base salary. Additionally, Ms. Fields will continue to participate in the Company’s Long-Term Incentive Plan, with a 2022 award having a grant-date fair market value at least equal to 250% of her base salary, comprised of both performance-vested restricted stock units and time-vested restricted stock units. Ms. Fields will continue to be eligible to participate in the Company’s other benefit programs.

The Company issued a press release (the “Press Release”) on October 21, 2021 regarding these matters. The Press Release is set forth in its entirety and attached as Exhibit 99.1 to this Form 8-K.

Item 9.01. Exhibit

(d)	Exhibit 99.1	Press Release dated October 21, 2021

	Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLEGHENY TECHNOLOGIES INCORPORATED

By:	/s/ Elliot S. Davis
Elliot S. Davis
Senior Vice President and Chief Legal Officer

Dated: October 21, 2021